UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 7, 2020

ORIGIN BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (318) 255-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K includes as an exhibit a consent of BKD, LLP, Origin Bancorp, Inc.’s independent auditor, related to the incorporation by reference into Origin Bancorp, Inc.’s Registration Statement on Form S-3 (Registration No. 333-234068) (the “Registration Statement”) of its reports, dated February 28, 2020, relating to our financial statements and the effectiveness of internal control over our financial reporting, which were included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on February 28, 2020 (the “Form 10-K”), which inadvertently did not include a reference to the Registration Statement. The consent attached hereto as Exhibit 23.1 does not change any previously reported financial results or any other disclosures contained in the Form 10-K.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.
23.1	Consent of Independent Registered Public Accounting Firm (filed herewith)
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2020	ORIGIN BANCORP, INC.
By: /s/ Stephen H. Brolly
Stephen H. Brolly, Chief Financial Officer